--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------




                                     [PHOTO]




                               Smith Barney
                               Natural Resources
                               Fund Inc.
                               --------------------

                               April 30, 1997




                       [LOGO]  Smith Barney Mutual Funds
                               Investing for your future.
                               Every Day.

----------------------------------------
Smith Barney Natural Resources Fund Inc.
----------------------------------------


Dear Shareholder:

We are pleased to provide the semi-annual report of the Smith Barney Natural Resources Fund Inc. for the period ended April 30, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Fund Performance Review

The Smith Barney Natural Resources Fund Inc. had a disappointing six months ending April 30, 1997, posting a total return of -7.85% for Class A shares. In comparison, the Fund's Lipper Analytical Services, Inc. peer group generated an average return of -1.27% for the same period. (Lipper Analytical Services, Inc. is a major fund tracking organization). While we are not pleased with this performance, we remain convinced that the outlook for the natural resource industries is bright over the next several years. In this letter, we will first discuss the Fund's performance over the past six months, then look at how the Fund is positioned to take advantage of the opportunities we see going forward.

The largest factors leading to the Fund's decline over the past six months were the declines in the gold and energy sectors of the portfolio. Each of these sectors represented 25%-30% of the total portfolio during the period, so declines in these stocks had meaningful impacts on the Fund's net asset value ("NAV").

The price of gold declined steadily throughout the reporting period, from $377 per ounce on October 31, 1996, to $340 per ounce on April 30, 1997. Falling gold prices, fueled by concerns over continued European central bank selling, led to declining earnings expectations for the gold companies. The revelation in March 1997 that Canadian-based Bre-X Minerals' purported Busang-gold discovery, supposedly the largest in the world, was likely a fraud (this was later confirmed) caused gold fund liquidations and a sell-off of all gold stocks. The combination of these two factors hurt the Fund's gold holdings and was one of the main causes of the decline in its NAV during the period.

The energy sector was one of the best-performing areas of the stock market in calendar 1996, as strong global demand and continued delay by Iraq in returning to the world oil market led to high oil and natural gas prices for much of the year. However, in the period from October to April, Iraq did return to the market, and the winter in the Northern Hemisphere was warmer than normal.

These factors led to a decline in the price of oil and natural gas, from $23.35 per barrel (WTI spot) and $2.70 per mcf (Henry Hubb spot) on October 31, 1996, to $20.21 per barrel and $2.10 per mcf, respectively, on April 30, 1997. Prices of many energy stocks declined in tandem with the change in energy prices. We added substantially to our holdings in the energy sector during the period. We will discuss one of our new positions, United Meridian Corporation, in a later section.


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]


                  Per Capita Oil Use in the Far East vs. U.S.
                         gallons per year (1993 actual)

                            Gallons/Year/Capita
                            -------------------
India                             20.878

Pakistan                          29.419

China                             34.164

Philippines                       52.195

Indonesia                         58.838

Thailand                         122.421

Malaysia                         233.454

Hong Kong                        393.835

Taiwan                           413.764

S. Korea                         510.562

Japan                            659.555

U.S.                             995.501

                                            Source: U.S. Dept. of Energy, US CIA

On the positive side, we had several good things happen to the Fund. Reynolds Metals, for example, which was one of the Fund's largest holdings as of October 31, 1996, performed well -- in fact, far outperformed the aluminum sector, as the market came to share our view that new management is going to be much more proactive in reshaping the company. We took profits in Reynolds Metals late in the quarter, using the proceeds to add to our holdings of Alcoa and Alumax.

The paper sector also performed quite well, led by our positions in Bowater and Buckeye Cellulose. In the metals sector of the Fund, we realized a large gain in Asturiana de Zinc, one of the largest zinc refiners in Europe.

Outlook for the Resource Industries

Ever since we took over management of the Fund, we have believed that growth in the developing countries around the world would lead to increased demand for many natural resources. Recent statistical reports confirm our convictions about a strengthening world economy. The World Bank recently increased its forecast for growth in 1997 in global industrial production to 4.8%. The growth rate compares favorably with the levels of recent years and should provide increased demand for natural resources in general. Many of the industries we follow are operating at or near capacity, but with little pricing power; and as demand continues to build, we are looking for improved business conditions to develop in many of the resource industries over the next several years.

The Bre-X Scandal

On May 4, 1997, the management of Bre-X Minerals of Canada announced to the world that their fabled Busang discovery was actually the product of a massive fraud - the scale of which was unmatched in the history of mining. From a price of about 0.20 Canadian dollars per share several years ago, the Bre-X share price rocketed to over 260 Canadian dollars in 1996, giving the firm a market capitalization of over 5 billion Canadian dollars.

It appears that a small clique of company geologists systematically mixed gold into the 260 core samples taken from the property over the last several years. The sampling techniques used were clearly unorthodox, yet the scam was itself sophisticated enough to fool the host of geologists, Wall Street analysts and portfolio managers who actually visited the sight. The timing of the scam was perfect because investors, having witnessed the tremendous success of Diamond Field Resources in 1995, were determined not to miss out on the "gold discovery of the century."

Fortunately, Smith Barney Natural Resources Fund never owned shares in
Bre-X Minerals. However, many of our holdings in the gold area were hurt by the fallout from this event. The truth about Bre-X came out after gold had already declined from a high of $415 per ounce in February 1996 to about $340 per ounce this April. The combination of poor gold price performance and the Bre-X uncertainty led many investors to liquidate their gold fund holdings. In order to meet these redemptions, gold fund managers were forced to sell a significant amount of gold stocks, large and small. All these factors combined to cause our holdings in the gold sector to decline in price during the reporting period.

In spite of the Bre-X fiasco, we still believe that the junior mining sector deserves some representation in a natural resource portfolio (A junior mining company is an emerging company which may or may not have generated production and revenues). To dismiss all junior mining companies as a result of the misdeeds of Bre-X personnel is a disservice to the many scientists who are working to understand the geology of vast, unexplored areas of the world. This is a legitimate and difficult task, and there will likely be many genuine successes over the next several years.

Our strategy in this sector of the Fund's portfolio remains unchanged. We are looking for early stage opportunities, with small market valuations relative to potential. We also spend a great deal of time trying to assess the quality of the management teams involved. We view this sector of the Fund as public market venture capital, and we hold several companies that are exploring for a range of different minerals in locations around the world.

The Fund's Three Basic Investment Strategies

The Smith Barney Natural Resources Fund seeks to provide investors with long-term capital appreciation by investing primarily in natural resource investments. In order to achieve this goal, we employ three basic strategies. First, we seek out good businesses with high, sustainable returns on capital investment whose shares are selling at attractive valuations relative to the rest of the market. Second, we seek to make contrarian bets on out-of-favor industry groups where we feel prospects are likely to improve over a one-to-two year time horizon. Lastly, we hold a portfolio of exploration companies that are seeking to capitalize on resource development opportunities around the world. In the following section are examples of how we employ these strategies.

Investment Strategy #1 - Seek out good businesses with high returns on invested capital that are selling for discounted prices in the stock market.

Example: Buckeye Cellulose

Buckeye Cellulose dominates its niche of specialty cotton-based pulps, used mainly in industrial products, with an estimated 80% worldwide market share. The company also has a fixed margin, long-term contract to supply Procter & Gamble with fluff pulp for diapers. Management of this company is totally aligned with shareholder interests, since the CEO owns 25% of the outstanding stock. At a recent price of $31.50 per share, this company sells at only 10.5x fiscal year '97 earnings. Over the next several years, we expect earnings to continue to grow at 10-15%, and we think the market will likely accord the stock a higher multiple over time.

We have found several similar opportunities in the industrial sector of the economy. Many of these companies have market capitalizations of less than $1 billion and have been left behind by the large-cap stock market rallies of the past two years. We try to balance our need for liquidity with our desire to purchase streams of future cash flows at inexpensive prices. Over time, if our judgments are correct about the quality and valuations of businesses, these investments should go up in value.

Investment Strategy #2 - Make contrarian sector bets in out-of-favor industries where we feel prospects are likely to improve over a one-to-two year time horizon.

Example: Our 9% holding in the commodity paper sector

Over the past six to nine months, we have increased the weighting in the commodity paper sector. We did so because the sector was trading at all-time relative lows compared to the S&P 500 using price-to-book value or price-to-sales measures. The pulp and paper recovery of 1994-1995 was unusually sharp, but short-lived. In mid-1996 we believed that growing worldwide economies would eventually lead to improvement in pulp and paper economics in the 1997-1998 time frame. In recent months, the market has begun to share our view, as price increases have been announced for a number of paper products. In addition, we are seeing early signs that paper industry executives are taking a more cautious approach to capacity additions, focusing instead on increasing returns on existing assets. Similar changes in management views towards capital allocation have preceded significant improvement in economics in the airline and banking industries. We were early in spotting this change, which could lead to a major shift in valuation for the paper stocks.

Investment Strategy #3 - Invest in minerals exploration and development opportunities around the world.

Example: United Meridian Corporation

In the past two months, the Fund has taken a 2.5% position in United Meridian Corporation ("UMC"), a company whose stock had experienced a 45% decline from its highs of late 1996. UMC is an oil and gas exploration company with operations in the United States, Canada, the west coast of Africa, Pakistan and Bangladesh. The company has a large position in the emerging Cotton Valley Reef area in East Texas, which is probably the most exciting, high-potential exploration place in the United States. We are also excited about the company's 5 million acre lease position off the west coast of Africa, which is equivalent to more than 1,000 exploration blocks in the Gulf of Mexico. This large acreage position should provide the company with exploration opportunities for many years. The company's present plans call for production growth of at least 25% per year between now and the end of the century. At our purchase price, we paid less than 5 times estimated 1998 cash flow for our position.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                              United Meridian Corp.
                              (11/4/94 to 5/19/97)

                             Date                Close
                        19-May-95         $      15.50
                        01-Jun-95               15.125
                        03-Jul-95               15.500
                        01-Aug-95               17.625
                        01-Sep-95               18.250
                        02-Oct-95               17.000
                        01-Nov-95               17.125
                        01-Dec-95               16.875
                        02-Jan-96               17.500
                        01-Feb-96               17.750
                        01-Mar-96               19.500
                        01-Apr-96               24.250
                        01-May-96               30.250
                        03-Jun-96               27.875
                        01-Jul-96               36.875
                        01-Aug-96               33.000
                        03-Sep-96               40.500
                        01-Oct-96               45.875
                        01-Nov-96               46.375
                        02-Dec-96               51.250
                        02-Jan-97               50.500
                        03-Feb-97               36.375
                        03-Mar-97               30.125
                        01-Apr-97               30.500
                        19-May-97               35.375

                                                              Source: Bloomberg


Conclusion

We hope the above examples have provided you with some understanding of the methods we use to capitalize on opportunities in the natural resources industries. Thank you for your investment in Smith Barney Natural Resources Fund Inc. We look forward to helping you achieve your investment goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon               /s/ John G. Goode
Heath B. McLendon                   John G. Goode
Chairman                            Vice President and
                                    Investment Officer


/s/ David Stadlin
David Stadlin
Investment Officer


May 29, 1997

================================================================================
Historical Performance -- Class A Shares
================================================================================

                              Net Asset Value
                           --------------------
                           Beginning     End       Income    Capital Gain    Return     Total
Period Ended               of Period  of Period   Dividends  Distributions  of Capital  Returns(1)
==================================================================================================
4/30/97                     $22.95      $20.85      $0.33       $0.00        $0.00      (7.85)%+
--------------------------------------------------------------------------------------------------
10/31/96                     16.50       22.95       0.00        0.00         0.00      39.09
--------------------------------------------------------------------------------------------------
10/31/95                     21.44       16.50       0.00        0.00         0.00     (23.04)
--------------------------------------------------------------------------------------------------
10/31/94                     18.89       21.44       0.00        0.00         0.00      13.50
--------------------------------------------------------------------------------------------------
10/31/93                     13.27       18.89       0.00        0.00         0.00      42.35
--------------------------------------------------------------------------------------------------
10/31/92                     13.93       13.27       0.06        0.00         0.03      (4.09)
--------------------------------------------------------------------------------------------------
10/31/91                     13.63       13.93       0.00        0.00         0.00       2.20
--------------------------------------------------------------------------------------------------
10/31/90                     16.96       13.63       0.21        0.00         0.11     (18.18)
--------------------------------------------------------------------------------------------------
10/31/89                     16.43       16.96       0.00        0.00         0.00       3.23
--------------------------------------------------------------------------------------------------
10/31/88                     18.58       16.43       0.00        0.90         0.00      (7.56)
--------------------------------------------------------------------------------------------------
Inception*-10/31/87          15.20       18.58       0.00        0.00         0.00      22.24+
==================================================================================================
Total                                               $0.60       $0.90        $0.14
==================================================================================================


================================================================================
Historical Performance -- Class B Shares
================================================================================

                              Net Asset Value
                           --------------------
                           Beginning     End       Income    Capital Gain    Return     Total
Period Ended               of Period  of Period   Dividends  Distributions  of Capital  Returns(1)
==================================================================================================
4/30/97                     $22.32      $20.36      $0.15       $0.00        $0.00     (8.15)%+
--------------------------------------------------------------------------------------------------
10/31/96                     16.15       22.32       0.00        0.00         0.00     38.20
--------------------------------------------------------------------------------------------------
10/31/95                     21.14       16.15       0.00        0.00         0.00    (23.60)
--------------------------------------------------------------------------------------------------
10/31/94                     18.75       21.14       0.00        0.00         0.00     12.75
--------------------------------------------------------------------------------------------------
Inception*-10/31/93          13.35       18.75       0.00        0.00         0.00     40.45+
==================================================================================================
Total                                               $0.15       $0.00       $0.00
==================================================================================================


================================================================================
Historical Performance -- Class C Shares
================================================================================

                              Net Asset Value
                           --------------------
                           Beginning     End       Income    Capital Gain    Return     Total
Period Ended               of Period  of Period   Dividends  Distributions  of Capital  Returns(1)
==================================================================================================
4/30/97                     $22.32      $20.37      $0.15       $0.00        $0.00     (8.11)%+
--------------------------------------------------------------------------------------------------
10/31/96                     16.16       22.32       0.00        0.00         0.00     38.12
--------------------------------------------------------------------------------------------------
Inception*-10/31/95          20.63       16.16       0.00        0.00         0.00    (21.67)+
==================================================================================================
Total                                               $0.15       $0.00        $0.00
==================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================

                                               Without Sales Charge(1)
                                      -----------------------------------------
                                      Class A        Class B      Class C
================================================================================
Six Months Ended 4/30/97+              (7.85)%       (8.15)%      (8.11)%
--------------------------------------------------------------------------------
Year Ended 4/30/97                     (6.71)        (7.28)       (7.24)
--------------------------------------------------------------------------------
Five Years Ended 4/30/97               11.02           N/A           N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/97                (0.83)          N/A           N/A
--------------------------------------------------------------------------------
Inception* through 4/30/97              3.90         10.04        (0.23)
================================================================================

                                               With Sales Charge(2)
                                      -----------------------------------------
                                      Class A        Class B       Class C
================================================================================
Six Months Ended 4/30/97+             (12.46)%      (12.71)%      (9.02)%
--------------------------------------------------------------------------------
Year Ended 4/30/97                    (11.36)       (11.88)       (8.16)
--------------------------------------------------------------------------------
Five Years Ended 4/30/97                9.89           N/A           N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/97                (1.34)          N/A           N/A
--------------------------------------------------------------------------------
Inception* through 4/30/97              3.39          9.88        (0.23)
================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                 Without Sales Charge(1)
================================================================================
Class A (4/30/87 through 4/30/97)                        (8.00)%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/97)                     53.56
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/97)                     (0.58)
================================================================================


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                  the Smith Barney Natural Resources Fund Inc.
              vs. MSCI World Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                            April 1987 -- April 1997


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Smith
                       Barney
                       Natural         MSCI              Standard
                       Resources       World             & Poor's
                       Fund Inc.       Index             500 Index
                       -------         -----             ---------
4/30/87                $9,499          $10,000           $10,000
10/87                  $7,165          $ 8,829           $ 8,863
10/88                  $6,624          $10,669           $10,170
10/89                  $6,837          $12,165           $12,851
10/90                  $5,594          $10,854           $11,889
10/91                  $5,717          $12,637           $15,862
10/92                  $5,483          $12,047           $17,441
10/93                  $7,806          $15,382           $20,040
10/94                  $8,859          $16,638           $20,814
10/95                  $6,818          $18,307           $26,311
10/96                  $9,483          $21,389           $32,650
4/30/97                $8,739          $23,055           $37,452


+ Hypothetical illustration of $10,000 invested in Class A shares on April 30, 1987, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Morgan Stanley Capital International World Index ("MSCI World Index") is an arithmetic average weighted by the market value performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include the reinvestment of dividends. The indexes are unmanaged and not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Portfolio Highlights (unaudited) April 30, 1997
================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Portfolio Breakdown


Canada                                        2.1%
Australia                                    13.3%
United Kingdom                                1.2%
United States                                74.7%
South Africa                                  4.9%
Other Investments                             2.5%
Singapore                                     1.3%



                                                                Percentage of
Top Ten Common Stock Holdings                                 Total Investments
================================================================================
Union Camp Corp.                                                      3.2%
Champion International Corp.                                          3.0
Aluminum Co. of America                                               2.9
Western Areas Gold Mining Co. Ltd.                                    2.8
Schnitzer Steel Industries, Inc.                                      2.8
Sons of Gwalia NL                                                     2.7
Titanium Metals Corp.                                                 2.7
Ultramar Diamond Shamrock Corp.                                       2.7
Santa Fe Energy Resources, Inc.                                       2.6
Wellman, Inc.                                                         2.6

================================================================================
Schedule of Investments (unaudited) April 30, 1997
================================================================================

    SHARES                         SECURITY                             VALUE
================================================================================
STOCKS -- 97.5%
================================================================================
Australia -- 13.3%
   700,000    Acacia Resources Ltd.+                                $  1,045,135
 6,800,000    Anzoil NL+                                                 345,512
   668,329    Aurora Gold Ltd.+                                        1,097,112
 3,250,000    Australian Coal NL                                       1,143,239
   366,300    Emperor Mines Ltd.+                                        544,041
 1,500,000    Kimberly Diamond Co. NL+                                   234,511
 1,520,000    Meekatharra Minerals Ltd.+                                 469,334
 2,000,235    Normandy Mining Ltd.                                     2,454,832
   212,212    Normandy Mining Ltd. Warrants, Expire 4/30/01+              48,107
 1,500,000    Pasminco Ltd.                                            2,861,029
   299,600    Ranger Minerals NL+                                        913,372
 1,142,600    Savage Resources Ltd.                                    1,116,466
   750,400    Sons of Gwalia NL                                        3,314,229
 2,116,666    Tanami Gold NL+                                            512,927
--------------------------------------------------------------------------------
                                                                      16,099,846
--------------------------------------------------------------------------------
Canada -- 2.1%
   280,000    Ecuadorian Minerals Corp.+                                 160,263
   483,100    El Callao Mining Corp.+                                    449,331
    25,000    Guyanor Resources S.A.+                                     78,701
   750,000    Nelson Gold Corp. Ltd.+                                    482,936
   400,000    Ourominas Minerals Inc.+                                   400,658
   100,000    Ourominas Minerals Inc. Warrants, Expire 8/8/97+                 0
   680,600    Pan African Resources Corp.+                               194,777
   150,000    Philex Gold Inc.+                                          751,234
 1,013,500    Reclamation Management Ltd.+                                36,256
--------------------------------------------------------------------------------
                                                                       2,554,156
--------------------------------------------------------------------------------
Singapore -- 1.3%
   500,000    Keppel Fels Ltd.                                         1,562,608
--------------------------------------------------------------------------------
South Africa -- 4.9%
   775,149    Avgold Ltd.+                                             1,244,701
    11,000    Vaal Reefs Exploration & Mining Co. Ltd.                   653,098
   100,000    Vaal Reefs Exploration & Mining Co. Ltd. Unsponsored ADR   587,500
   379,060    Western Areas Gold Mining Co. Ltd.                       3,409,963
--------------------------------------------------------------------------------
                                                                       5,895,262
--------------------------------------------------------------------------------
United Kingdom -- 1.2%
 1,450,000    Kenmare Resources PLC+                                     635,253
   325,000    Phillipine Gold PLC+                                       632,819
   100,000    Reunion Mining PLC+                                        207,694
--------------------------------------------------------------------------------
                                                                       1,475,766
--------------------------------------------------------------------------------
United States -- 74.7%
   181,000    Abacan Resource Corp.+                                   1,165,188
   142,749    Agrium Inc.                                              1,837,893
    50,000    Aluminum Co. of America                                  3,493,750


                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued) April 30, 1997
================================================================================

    SHARES                        SECURITY                               VALUE
================================================================================
United States -- 74.7% (continued)
    80,000   Alyn Corp.+                                            $    710,000
   217,900   American Exploration Co.+                                 2,451,375
   140,000   Ashanti Goldfields Co. Ltd. Sponsored GDR                 1,662,500
   340,200   Asia Pacific Resources International Holdings Ltd.
             Class A Shares+                                           1,530,900
    75,000   Benton Oil & Gas Co.+                                     1,096,875
    42,000   BJ Services Co.+                                          1,979,250
    70,000   Bowater Inc.                                              3,027,500
   102,000   Buckeye Cellulose Corp.+                                  3,072,750
    77,500   Champion International Corp.                              3,603,750
    85,000   Commonwealth Industries Inc.                              1,466,250
   261,500   Crown Resource Corp.+                                     1,536,312
   100,000   Cyprus Amax Minerals Co.                                  2,237,500
   125,000   Del Webb Corp.                                            1,968,750
    83,800   Dresser Industries, Inc.                                  2,503,524
    30,000   Eastman Chemical Co.                                      1,530,000
    30,000   Enron Corp.                                               1,128,750
    40,000   Essex International, Inc.+                                  720,000
    70,000   GeoScience Corp.+                                           673,750
   125,000   Global Industries Ltd.+                                   2,625,000
   225,000   Golden Star Resources Ltd.+                               1,631,250
    94,000   Hugoton Energy Corp.+                                     1,022,250
    75,000   Input/Output, Inc.+                                       1,050,000
   127,900   International Specialty Products, Inc.+                   1,662,700
    53,300   Mitchell Energy & Development Corp., Class A Shares       1,012,700
    96,700   Mitchell Energy & Development Corp., Class B Shares       1,849,388
    30,000   Newmont Mining Corp.                                      1,038,750
   100,000   Noble Drilling Corp.+                                     1,737,500
    50,000   Nuevo Energy Co.+                                         1,718,750
   100,000   Oryx Energy Co.+                                          2,000,000
     9,200   Reynolds Metals Co.                                         624,450
   225,000   Santa Fe Energy Resources, Inc.+                          3,178,125
   125,000   Santa Fe Pacific Gold Corp.                               1,843,750
   150,000   Schnitzer Steel Industries, Inc.                          3,337,500
    50,000   Schweitzer-Mauduit International, Inc.                    1,656,250
   100,000   Stillwater Mining Co.+                                    2,012,500
    50,000   Tech-Sym Corp.+                                           1,418,750
   125,000   Titanium Metals Corp.+                                    3,234,375
   100,000   Ultramar Diamond Shamrock Corp.+                          3,212,500
    80,000   Union Camp Corp.                                          3,890,000
   110,000   United Meridian Corp.+                                    3,121,250
   135,000   USX-Delhi Group                                           1,704,375
   200,000   Wellman, Inc.                                             3,150,000
   125,000   Willbros Group. Inc.+                                     1,265,625
--------------------------------------------------------------------------------
                                                                      90,394,305
--------------------------------------------------------------------------------
             TOTAL STOCKS
             (Cost -- $123,525,346)                                  117,981,943
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (unaudited) (continued) April 30, 1997
================================================================================

     FACE
    AMOUNT                         SECURITY                             VALUE
================================================================================
CONVERTIBLE NOTE -- 0.2%
$  200,000   Stillwater Mining Co., 7.00% due 5/1/03+++
             (Cost-- $200,000)                                      $    201,000
================================================================================

EXCHANGEABLE DEBENTURE -- 0.2%
   379,800   Atlas Corp., 7.00% due 12/5/00 (Cost-- $341,298)            303,840
================================================================================

REPURCHASE AGREEMENT -- 2.1%
 2,550,000   CS First Boston Corp., 5.30% due 5/1/97;
             Proceeds at maturity $2,550,375;
             (Fully collateralized by U.S. Treasury Note,
             7.125% due 2/29/00; Market value -- $2,604,888)
             (Cost -- $2,550,000)                                      2,550,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $126,616,644*)                                 $121,036,783
================================================================================

+    Non-income producing security.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, generally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

================================================================================
Statement of Assets and Liabilities (unaudited) April 30, 1997
================================================================================

ASSETS:
  Investments, at value (Cost -- $126,616,644)                      $ 121,036,783
  Foreign currency (Cost -- $83,156)                                       83,397
  Cash                                                                     60,803
  Receivable for securities sold                                        3,272,396
  Receivable for open forward foreign currency contracts (Note 6)          80,754
  Receivable for Fund shares sold                                           9,802
  Dividends and interest receivable                                        21,419
---------------------------------------------------------------------------------
  Total Assets                                                        124,565,354
---------------------------------------------------------------------------------
LIABILITIES:
  Management fees payable                                                  41,070
  Distribution fees payable                                                35,228
  Payable for open forward foreign currency contracts (Note 6)             17,535
  Payable for securities purchased                                          6,636
  Payable for Fund shares purchased                                            19
  Accrued expenses                                                        181,375
---------------------------------------------------------------------------------
  Total Liabilities                                                       281,863
---------------------------------------------------------------------------------
Total Net Assets                                                    $ 124,283,491
=================================================================================
NET ASSETS:
  Par value of capital shares                                       $       6,051
  Capital paid in excess of par value                                 135,407,345
  Accumulated net investment loss                                        (909,206)
  Accumulated net realized loss from security
    transactions and options                                           (4,863,465)
  Net unrealized depreciation of investments,
    options and foreign currencies                                     (5,357,234)
---------------------------------------------------------------------------------
Total Net Assets                                                    $ 124,283,491
=================================================================================
Shares Outstanding:
  Class A                                                               2,226,098
---------------------------------------------------------------------------------
  Class B                                                               3,465,802
---------------------------------------------------------------------------------
  Class C                                                                 359,554
---------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                           $20.85
---------------------------------------------------------------------------------
  Class B*                                                                 $20.36
---------------------------------------------------------------------------------
  Class C**                                                                $20.37
---------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)                $21.95
=================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

                       See Notes to Financial Statements.

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended April 30, 1997
INVESTMENT INCOME:
  Dividends                                                              $    646,711
  Interest                                                                    227,143
  Less: Foreign withholding tax                                               (14,770)
-------------------------------------------------------------------------------------
  Total Investment Income                                                     859,084
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                                    513,763
  Distribution fees (Note 2)                                                  488,571
  Shareholder and system servicing fees                                       143,121
  Registration fees                                                            66,821
  Custody                                                                      33,736
  Shareholder communications                                                   32,173
  Directors' fees                                                              24,581
  Audit and legal                                                              22,768
  Other                                                                         2,915
-------------------------------------------------------------------------------------
  Total Expenses                                                            1,328,449
-------------------------------------------------------------------------------------
Net Investment Loss                                                          (469,365)
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 5, AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)                 7,265,205
    Options written                                                           201,755
    Foreign currency transactions                                             (31,685)
-------------------------------------------------------------------------------------
  Net Realized Gain                                                         7,435,275
-------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments,
  Options and Foreign Currencies:
    Beginning of period                                                    12,674,567
    End of period                                                          (5,357,234)
 -------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                                 (18,031,801)
 -------------------------------------------------------------------------------------
Net Loss on Investments, Options and Foreign Currencies                   (10,596,526)
-------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                   $(11,065,891)
=====================================================================================


                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended April 30, 1997 (unaudited) and the Year Ended October 31, 1996

                                                            1997             1996
=====================================================================================
OPERATIONS:
  Net investment loss                                  $    (469,365)   $    (363,384)
  Net realized gain                                        7,435,275       13,520,028
  (Increase) decrease in net unrealized depreciation     (18,031,801)      12,191,702
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations      (11,065,891)      25,348,346
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (1,377,238)            --
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                           (1,377,238)            --
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                       164,101,292      544,169,046
  Net asset value of shares issued for
    reinvestment of dividends                              1,321,529             --
  Cost of shares reacquired                             (160,787,714)    (491,629,316)
  -----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                4,635,107       52,539,730
  -----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         (7,808,022)      77,888,076
NET ASSETS:
  Beginning of period                                    132,091,513       54,203,437
-------------------------------------------------------------------------------------
  End of period*                                       $ 124,283,491    $ 132,091,513
=====================================================================================
* Includes accumulated net investment income (loss):       $(909,206)        $969,082
=====================================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney Natural Resources Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing;
(c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated realized losses amounting to $1,209,130 was reclassified to paid-in capital. Net investment income, net realized gains

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

and net assets were not affected by this change; (k) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. For the six months ended April 30, 1997, SB received sales charges of $95,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended April 30, 1997, CDSCs paid to SB were approximately:

                                                          Class B       Class C
================================================================================
CDSCs                                                   $67,000          $5,000
================================================================================

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the six months ended April 30, 1997, total Distribution Plan fees incurred were:

                                              Class A      Class B     Class C
================================================================================
Distribution Plan Fees                        $66,012     $382,861     $39,698
================================================================================


     All officers and one Director of the Fund are employees of SB.

     3. INVESTMENTS

     During the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $67,692,351
--------------------------------------------------------------------------------
Sales                                                                60,584,977
================================================================================

     At April 30, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  8,553,494
Gross unrealized depreciation                                       (14,133,355)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (5,579,861)
================================================================================


     4. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactiont and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At April 30, 1997, there were no open futures contracts.

     5. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     At April 30, 1997, the Fund had no open purchased call or put option contracts.

     When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     The following covered call option transactions occurred during the six months ended April 30, 1997:

                                                          Number of
                                                          Contracts     Premium
================================================================================
Options written, outstanding at October 31, 1996               500    $ 126,620
Options written during the period ended April 30, 1997       3,425      318,085
Options cancelled in closing purchase transactions          (1,250)     (91,247)
Options expired                                             (1,400)    (194,320)
--------------------------------------------------------------------------------
Options written, outstanding at April 30, 1997               1,275    $ 159,138
================================================================================

     The following represents the covered call option written contracts as of April 30, 1997:

Number of                                                    Strike
 Contracts                                   Expiration       Price     Value
================================================================================
Covered Call Options Written
     500   Golden Star Resources Ltd.          7/18/97      $20.00       $0
     600   United Meridian Corp.               5/19/97       35.00        0
     175   USX - Delhi Group                   7/18/97       17.50        0
--------------------------------------------------------------------------------
        (Premium received - $159,138)                                    $0
================================================================================


     6. FORWARD FOREIGN CURRENCY CONTRACTS

     At April 30, 1997, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements are as follows:

                                    Local             Market   Settlement    Unrealized
Foreign Currency                  Currency             Value      Date       Gain(Loss)
========================================================================================
To Sell:
Spanish Peseta                      116,253,000       $796,363   7/14/97         $80,754
----------------------------------------------------------------------------------------
To Buy:
Spanish Peseta                      116,253,000        796,363   7/14/97         (17,535)
----------------------------------------------------------------------------------------
Total Unrealized Gain on Forward
   Foreign Currency Contracts                                                    $63,219
========================================================================================

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     7. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

    8. FUND CONCENTRATION OF RISK

     The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

     The Fund also intends to invest at least 65% of its assets in natural resource-related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives. Historically, stock prices of companies involved in natural resource-related industries have been volatile.

     9. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, the Fund had, for Federal income tax purposes, approximately $11,968,000 of capital loss carryforwards available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                         10/31/98     10/31/99      10/31/00
================================================================================
Carryforward Amounts                    $3,460,000   $7,188,000    $1,320,000
================================================================================

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     10. CAPITAL SHARES

     At April 30, 1997, the Fund had three billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At April 30, 1997, total paid-in capital amounted to the following for each class:

                                     Class A          Class B        Class C
================================================================================
Total Paid-in Capital              $63,807,566      $64,236,484    $7,369,346
================================================================================

     Transactions in shares of each class were as follows:

                                         Six Months Ended                   Year Ended
                                          April 30, 1997                 October 31, 1996
                                      ---------------------            --------------------
                                      Shares         Amount            Shares        Amount
================================================================================================
Class A
Shares sold                         5,742,808    $ 131,341,492       19,586,022    $ 402,810,122
Shares issued on reinvestment          32,875          752,525             --               --
Shares redeemed                    (5,750,641)    (131,442,748)     (19,074,759)    (393,472,638)
------------------------------------------------------------------------------------------------
Net Increase                           25,042    $     651,269          511,263    $   9,337,484
================================================================================================
Class B
Shares sold                         1,339,425    $  29,838,433        6,446,926    $ 130,177,104
Shares issued on reinvestment          22,934          513,732             --               --
Shares redeemed                    (1,210,745)     (26,818,696)      (4,726,657)     (93,497,561)
------------------------------------------------------------------------------------------------
Net Increase                          151,614    $   3,533,469        1,720,269    $  36,679,543
================================================================================================
Class C
Shares sold                           130,776    $   2,921,367          533,568    $  11,181,820
Shares issued on reinvestment           2,466           55,272             --               --
Shares redeemed                      (114,219)      (2,526,270)        (228,398)      (4,659,117)
------------------------------------------------------------------------------------------------
Net Increase                           19,023    $     450,369          305,170    $   6,522,703
================================================================================================

================================================================================
 Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:


Class A Shares                         1997(1)          1996(2)        1995           1994          1993          1992
==========================================================================================================================
Net Asset Value, Beginning
  of Period                            $22.95           $16.50        $21.44         $18.89         $13.27         $13.93
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment income
    (loss)                              (0.08)            0.08         (0.23)*        (0.06)         (0.02)         (0.10)
  Net realized and unrealized
    gain (loss)                         (1.69)            6.37         (4.71)          2.61           5.64          (0.47)
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                            (1.77)            6.45         (4.94)          2.55           5.62          (0.57)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.33)              --            --             --             --          (0.06)
  Capital                                  --               --            --             --             --          (0.03)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                     (0.33)              --            --             --             --          (0.09)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End
  of Period                            $20.85           $22.95        $16.50         $21.44         $18.89         $13.27
--------------------------------------------------------------------------------------------------------------------------
Total Return                            (7.85)%+++       39.09%       (23.04)%        13.50%         42.35%         (4.09)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)                       $46,406          $50,521       $27,884        $41,370        $20,097        $14,138
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses                               1.56%+           1.62%         1.99%          1.81%          2.17%          2.85%
  Net investment
    income (loss)                       (0.35)+           0.15         (1.46)         (0.34)         (0.14)         (0.76)
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    44%             120%           40%            50%           108%            58%
--------------------------------------------------------------------------------------------------------------------------
Average commissions
  per share paid on
  equity transactions(3)(4)             $0.02            $0.02         $0.02             --             --             --
==========================================================================================================================


(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.00%.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class B Shares                                     1997(1)          1996(2)         1995          1994         1993(3)
===========================================================================================================================

Net Asset Value, Beginning of Period               $22.32           $16.15         $21.14         $18.75         $13.35
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                               (0.11)           (0.09)         (0.22)*        (0.33)         (0.15)
  Net realized and unrealized gain (loss)           (1.70)            6.26          (4.77)          2.72           5.55
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (1.81)            6.17          (4.99)          2.39           5.40
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.15)              --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.15)              --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $20.36           $22.32         $16.15         $21.14         $18.75
---------------------------------------------------------------------------------------------------------------------------
Total Return                                        (8.15)%+++       38.20%        (23.60)%        12.75%         40.45%+++
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $70,554          $73,969        $25,747        $37,704        $40,895
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           2.19%+           2.29%          2.62%          2.54%          2.98%+
  Net investment loss                               (0.96)+          (0.83)         (2.11)         (1.06)         (0.96)+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                44%             120%            40%            50%           108%
---------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)(5)                 $0.02            $0.02          $0.02             --             --
===========================================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 6, 1992 (inception date) to October 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(5) trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.00%.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class C Shares                                    1997(1)        1996(2)     1995(3)
========================================================================================
Net Asset Value, Beginning of Period              $22.32          $16.16      $20.63
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                     (0.12)           0.05       (0.29)*
  Net realized and unrealized gain (loss)          (1.68)           6.11       (4.18)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (1.80)           6.16       (4.47)
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.15)             --          --
----------------------------------------------------------------------------------------
Total Distributions                                (0.15)             --          --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $20.37          $22.32      $16.16
----------------------------------------------------------------------------------------
Total Return                                       (8.11)%+++      38.12%     (21.67)%+++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $7,323          $7,602        $572
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          2.13%+          2.25%       2.69%+
  Net investment loss                              (0.90)+         (0.21)      (1.97)+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                               44%            120%         40%
----------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)(5)                $0.02           $0.02       $0.02
========================================================================================


(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.00%.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

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

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

Smith Barney                                                        SMITH BARNEY
Natural Resources                                                   ------------
Fund Inc.                                       A Member of TravelersGroup[LOGO]

                                        Investment Adviser
Directors                               and Administrator

Herbert Barg                            Smith Barney Mutual Funds
Alfred J. Bianchetti                    Management Inc.
Martin Brody
Dwight B. Crane
Burt N. Dorsett                         Distributor
Elliot S. Jaffe
Stephen E. Kaufman                      Smith Barney Inc.
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.                  Custodian

                                        The Chase Manhattan Bank
Officers

Heath B. McLendon                       Shareholder
Chief Executive Officer                 Servicing Agent

Lewis E. Daidone                        First Data Investor Services Group, Inc.
Senior Vice President                   P.O. Box 9134
and Treasurer                           Boston, MA 02205-9134

John Goode                              This report is submitted for the
Vice President and                      general information of the
Investment Officer                      shareholders of Smith Barney
                                        Natural Resources Fund Inc. It is
David Stadlin                           not authorized for distribution to
Investment Officer                      prospective investors unless
                                        accompanied or preceded by a
Irving P. David                         current Prospectus for the Fund,
Controller                              which contains information
                                        concerning the Fund's investment
Christina T. Sydor                      policies and expenses as well as
Secretary                               other pertinent information.

                                        Smith Barney
                                        Natural Resources
                                        Fund Inc.
                                        388 Greenwich Street
                                        New York, New York 10013

                                        FD0299 6/97